Exhibit 10.22

Commercial Lease

This lease is made between Glen Ceiley, of ______________________________________________, herein called Lessor, and Bisco Industries, of_________________________________________, herein called Lessee. Lessee hereby offers to lease from Lessor the premises situated in the City of Anaheim, County of Orange, State of California, described as 1500 N Lakeview Ave upon the following TERMS and CONDITIONS:

1. Term and Rent. Lessor demises the above premises for a term of 10 years, commencing May 1st 2001, and terminating on April 30th, 2011, or sooner as provided herein at the annual rental of $307,200.00 Dollars ($ 25,600 mo.) payable in equal installments in advance on the first day of each month for that month’s rental, during the term of this lease. All rental payments shall be made to Lessor, at the address specified above.

2. Use. Lessee shall use and occupy the premises for Sales and Distribution only. The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose. Lessee shall not use the premises for the purposes of storing, manufacturing or selling any explosives, flammables, or other inherently dangerous substance, chemical, thing, or device.

3. Care and Maintenance of Premises. Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, excepting the roof, exterior walls, structural foundations, and: _____________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________

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____________________________________________________________________________________________________________________________

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which shall be maintained by Lessor. Lessee shall also maintain in good condition such portions adjacent to the premises, such as sidewalks, driveways, lawns and shrubbery, which would otherwise be required to be maintained by Lessor.

4. Alterations. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

5. Ordinances and Statutes. Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

6. Assignment and Subletting. Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this lease.

7. Utilities. All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for sewer, water, gas, electricity, and telephone services. In the event that any utility or service provided to the premises is not separately metered, Lessor shall pay the amount due and separately invoice Lessee for Lessee’s pro rata share of the charges. Tenant shall pay such amounts within fifteen (15) days of invoice. Lessee acknowledges that the leased premises are designed to provide standard office use electrical facilities and standard office lighting. Lessee shall not use any equipment or devices that utilize excessive electrical energy or that may, in Lessor’s reasonable opinion, overload the wiring or interfere with electrical services to other tenants.

8. Entry and Inspection. Lessee shall permit Lessor or Lessor’s agents to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual “To Let” or “For Lease” signs, and permit persons desiring to lease the same to inspect the premises thereafter.

www.socrates.com	© 2004, Socrates Media, LLC
LF140 • Rev. 04/04

9. Parking. During the term of this lease, Lessee shall have the nonexclusive use in common with Lessor, other tenants of the building, their guests and invitees, of the nonreserved common automobile parking areas, driveways, and foot ways, subject to rules and regulations for the use thereof as prescribed from time to time by Lessor. Lessor reserves the right to designate parking areas within the building or in a reasonable proximity thereto, for Lessee and Lessee’s agents and employees. Lessee shall provide Lessor with a list of all license numbers for the cars owned by Lessee, its agents and employees. Separated structured parking, if any, located about the building is reserved for Lessees of the building who rent such parking spaces. Lessee hereby leases from Lessor ___________spaces in such a structural parking area, such spaces to be on a first-come first-served basis. In consideration of the leasing to Lessee of such spaces, Lessee shall pay a monthly rental_____________________Dollars ($______________) per space throughout the term of the lease. Such rent shall be due and payable each month without demand at the time herein set for the payment of other monthly rentals, in addition to such other rentals.

10. Possession. If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within____________days of the commencement of the term hereof.

11. Indemnification of Lessor. To the extenet of the law, Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof. Lessee agrees to indemnify and hold Lessor harmless from any claims for damages which arise in connection with any such occurence. Said indemnification shall include indemnity from any costs or fee which Lessor may incur in defending said claim.

12. Insurance. Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows:

Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of sub rogation which might otherwise exist.

If the leased premises or any other part of the building is damaged by fire or other casualty resulting from any act of negligence of Lessee or any of Lessee’s agents, employees or invitees, rent shall not be diminished or abated while such damages are under repair, and Lessee shall be responsible for the costs of repair not covered by insurance.

13. Eminent Domain. If the premises or any part thereof or any estate therein, or any other part of the building materially affecting Lessee’s use of the premises, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of the termination date, and any rent paid for any period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expenses.

14. Destruction of Premises. In the event of a partial destruction of the premises during the term hereof, from any cause, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Lessee on the premises. If such repairs cannot be made within said sixty (60) days, Lessor, at his option, may make the same within a reasonable time, this lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Lessor shall not elect to make such repairs which cannot be made within sixty (60) days, this lease may be terminated at the option of either party. In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof, Lessor may elect to terminate this lease whether the demised premises be injured or not. A total destruction of the building in which the premises may be situated shall terminate this lease

15. Lessor’s Remedies on Default. If Lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor may give Lessee notice of such default and if Lessee does not cure any such default within__________days, after the giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Lessee does not commence such curing within such__________days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Lessor may terminate this lease on not less than_____________days’ notice to Lessee. On the date specified in such notice the term of this lease shall terminate, and Lessee shall then quit and surrender the premises to Lessor, without extinguishing Lessee’s liability. If this lease shall have been so terminated by Lessor, Lessor may at any time thereafter resume possession of the premises by any lawful means and remove Lessee or other occupants and their effects. No failure to enforce any term shall be deemed a waiver.

www.socrates.com	© 2004, Socrates Media, LLC
LF140 • Rev. 04/04

16. Security Deposit. Lessee shall deposit with Lessor on the signing of this lease the sum of______________Dollars ($_______) as security for the performance of Lessee’s obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this lease.

17. Tax Increase. In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation. Lessee shall pay to Lessor upon presentation of paid tax bills an amount equal to_____________% of the increase in taxes upon the land and building in which the leased premises are situated. In the event that such taxes are assessed for a tax year extending beyond the term of the lease, the obligation of Lessee shall be proportionate to the portion of the lease term included in such year.

18. Common Area Expenses. In the event the demised premises are situated in a shopping center or in a commercial building in which there are common areas, Lessee agrees to pay his prorata share of maintenance, taxes, and insurance for the common area.

19. Attorney’s Fees. In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney’s fee.

20. Waiver. No failure of Lessor to enforce any term hereof shall be deemed to be a waiver.

21. Notices. Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or Lessor at the address specified above, or at such other places as may be designated by the parties from time to time.

22. Heirs, Assigns, Successors. This lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.

23. Option to Renew. Provided that Lessee is not in default in the performance of this lease, Lessee shall have the option to renew the lease for an additional term of __________ months commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal term except that the monthly rent shall be the sum of $__________. The option shall be exercised by written notice given to Lessor not less than ________ days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire.

24. Subordination. This lease is and shall be subordinated to all existing and future liens and encumbrances against the property.

25. Radon Gas Disclosure. As required by law, (Landlord) (Seller) makes the following disclosure: “Radon Gas” is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in____________. Additional information regarding radon and radon testing may be obtained from your county public health unit.

26. Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. The following Exhibits, if any, have been made a part of this lease before the parties’ execution hereof:

Signed this 1st day of May, 2001.

Lessor:	/s/ Glen Ceiley

Lessee:	/s/ Glen Ceiley

www.socrates.com	© 2004, Socrates Media, LLC
LF140 • Rev. 04/04

Addendum

Commercial Lease

By and Between Glen Ceiley “Landlord” and Bisco Industries “Tenant”

The following lease addendum is to the lease commencing May 1, 2001 relating to the property leased by Bisco Industries at 1500 N. Lakeview Ave, Anaheim, CA 92807. The following supersedes the rental rates at that property, effective May 1, 2009. All other items contained in the master lease remain in effect and unchanged. The new rental rates are as follows:

5/1/09	$26,368 monthly	$316,416 annually

5/1/10	$27,159 monthly	$325,908 annually

Agreed:

/s/ Glen Ceiley	8\1\08
Glen Ceiley	Date
Landlord

/s/ Glen Ceiley	8\1\08
Glen Ceiley	Date
CEO
Bisco Industries

Addendum 2

Commercial Lease

By and Between Glen Ceiley “Landlord” and Bisco Industries “Tenant”

The following lease addendum is to the lease commencing May 1, 2001 relating to the property leased by Bisco Industries at 1500 N. Lakeview Ave, Anaheim, CA 92807. The following supersedes the rental rates at that property, effective May 1, 2009. All other items contained in the master lease remain in effect and unchanged. The new rental rates are as follows:

5/1/09	$28,100 monthly	$337,200 annually

Agreed:

/s/ Glen Ceiley	2/24/09
Glen Ceiley	Date
Landlord

/s/ Glen Ceiley	2/24/09
Glen Ceiley	Date
CEO
Bisco Industries

Addendum 3

Commercial Lease

By and Between Glen Ceiley “Landlord” and Bisco Industries “Tenant”

The following lease addendum is to the lease commencing May 1, 2001 relating to the property leased by Bisco Industries at 1500 N. Lakeview Ave, Anaheim, CA 92807. The following supersedes the rental rates at that property, effective May 1, 2011. All other items contained in the master lease remain in effect and unchanged. The new rental rates are as follows:

5/1/11	$27,973 monthly	$335,676 annually

Rent Escalation:

Rent to escalate effective May 1st at a rate of 3% as follows:

5/1/12	$28,812.19 monthly	$345,746.28 annually
5/1/13	$29,676.55 monthly	$356,118.60 annually
5/1/14	$30,660.57 monthly	$367,926.84 annually
5/1/15	$31,580.38 monthly	$378,964.56 annually

Term:

This addendum shall remain in effect through April 30, 2016.

Agreed:

/s/ Glen Ceiley	8\30\11
Glen Ceiley	Date
Landlord

/s/ Glen Ceiley	8\30\11
Glen Ceiley	Date
CEO
Bisco Industries